RMB INVESTORS TRUST
(formerly Burnham Investors Trust)

RMB FUND
(formerly Burnham Fund)

RMBHX (Class A)

RMBJX (Class C)

No Ticker (Class I)

RMB MENDON FINANCIAL SERVICES FUND
(formerly Burnham Financial Services Fund)

RMBKX (Class A)

RMBNX (Class C)

No Ticker (Class I)

RMB MENDON FINANCIAL LONG/SHORT FUND
(formerly Burnham Financial Long/Short Fund)

 RMBFX (Class A)

RMBCX (Class C)

RMBIX (Class I)

Supplement dated July 1, 2016

to the Funds’ Prospectuses and Statement of Additional Information (the “SAI”),
each dated May 1, 2016, as supplemented July 1, 2016

The following information supplements the Funds’ Prospectuses and SAI and replaces in its entirety the supplement to the Funds’ Prospectuses and SAI dated May 31, 2016.

The Board of Trustees (the “Board”) of RMB Investors Trust (the “Trust,” and each series thereof a “Fund”) unanimously voted at an in-person meeting held on May 19, 2016 not to renew the Trust’s investment advisory agreement with Burnham Asset Management Corporation (“Burnham”), which expired by its terms on June 30, 2016.

The New Agreements

At an in-person meeting held on June 8, 2016, the Board approved a new investment advisory agreement between the Trust, on behalf of each Fund, and RMB Capital Management, LLC (“RMB”) (the “New Advisory Agreement”), and also approved a new sub-advisory agreement between RMB and Mendon Capital Advisors Corp. (“Mendon”) for RMB Financial Services Fund and RMB Financial Long/Short Fund (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”). Before the New Agreements can take effect, shareholders must vote to approve the New Agreements. It is anticipated that the Trust will submit the New Agreements for approval at a Special Meeting of Shareholders (the “Meeting”) to be held on or about September 15, 2016. It is anticipated that shareholders of record as of the close of business on June 24, 2016 will be entitled to vote at the Meeting. Additional information regarding the Meeting and the New Agreements will be provided in the near future.

Until such time as the New Agreements are approved by shareholders, when this supplement shall automatically expire, the Funds’ Prospectuses and SAI are supplemented to reflect the following:

The Interim Agreements

At a meeting held on May 30, 2016, the Board unanimously voted to approve an interim advisory agreement between the Trust and RMB for each of the Funds (the “Interim Advisory Agreement”) and an interim sub-advisory agreement between RMB and Mendon for RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund (together with the Interim Advisory Agreement, the “Interim Agreements”). The Interim Agreements take effect on July 1, 2016 (the “Effective Date”) and will remain effective until the earlier of 150 days from the Effective Date (November 28, 2016) or the date upon which shareholders approve the New Agreements.

Under the Interim Agreements, RMB Financial Services Fund and RMB Financial Long/Short Fund will continue to be sub-advised by Mendon, and Anton Schutz, the President and Chief Investment Officer of Mendon, will remain the portfolio manager of these Funds. Commencing on the Effective Date, Todd Griesbach, Vice President of RMB, will serve as the portfolio manager of the RMB Fund. The change in the Funds’ investment adviser, and in the RMB Fund’s portfolio manager, is not expected to result in any change to the Funds’ investment objectives or in any material change to the day-to-day management and operations of the Funds.

 Beginning on the Effective Date, under the Interim Agreements, RMB will provide advisory services and Mendon will provide subadvisory services to the Funds at the same contractual fee rates as were in effect under the Trust’s prior investment advisory agreement with Burnham and the prior subadvisory agreements among Burnham, the Trust and Mendon (collectively, the “Prior Agreements”). The terms of the Interim Agreements are identical to the terms of the Prior Agreements except that:

•	the Board, or a majority of a Fund’s outstanding voting securities, may terminate either of the Interim Agreements at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice;

•	the Interim Advisory Agreement includes a mutual indemnity provision for the benefit of RMB and the Trust, subject to the limitations under the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, as applicable;

•	the Interim Agreements provide that there are no intended third party beneficiaries and that the exclusive jurisdiction of any action, suit or proceeding arising out of or relating to the Interim Agreements is the federal and state courts residing in New York, New York;

•	the compensation earned under each of the Interim Agreements will be held for each of RMB and Mendon in an interest-bearing escrow account with the Funds’ custodian until such time as shareholders either approve or reject the New Advisory Agreement and New Sub-Advisory Agreement, as applicable;

•	if shareholders approve the New Advisory Agreement and the New Sub-Advisory Agreement, then each of RMB and Mendon will be entitled to receive the full amount held in their respective escrow account; and

•	if the shareholders do not approve the New Advisory Agreement or the New Sub-Advisory Agreement, then each of RMB or Mendon, as applicable, will be entitled to receive out of their respective escrow account the lesser of (i) any costs incurred in performing the applicable Interim Agreements (plus interest earned on that amount while in escrow), or (ii) the total amount in the escrow account (plus interest earned).

RMB is an independent diversified financial services firm with approximately $4.5 billion in assets under management, as of May 31, 2016, that provides advisory and investment services to individuals, institutions, and employers, utilizing both internally and externally managed investment products. RMB is located at 115 LaSalle Street, 34th Floor, Chicago, IL 60603.